EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF COLUMBIA

In Re:  Ardent, Inc. (consolidated)                       Chapter 11

        Debtor(s)   Ardent Communications, Inc. (ACI)        Case Number 01-2085
                    Ardent, Inc. (AI)                        Case Number 01-2086
                    Business Anywhere USA, Inc. (BA)         Case Number 01-2208
                    CAIS Software Solutions, Inc. (CSS)      Case Number 01-2209

                            MONTHLY OPERATING REPORT
             CALENDAR MONTH MAY 1 TO MAY 31, 2002 (ACI, AI, BA, CSS)

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:   Cash _____          Accrual   __X___

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
         Gregory Boryan, Controller
         Ardent, Inc.
         6861 Elm Street, 2nd Floor
         McLean, VA  22101
         703-276-4493

3.       NUMBER OF EMPLOYEES paid during this period:  ___28_____

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes __X__ No ___. If yes, explain below. Effective
May 28, 2002 the Company sold substantially all of its network, and related assets, in accordance with a court approved Asset Purchase Agreement.

5.       Are all BUSINESS LICENSES current? Yes _X__  No ___ Not Applicable ____

6.       PRE-PETITION ACCOUNTS RECEIVABLE:
         Beginning Balance          $     0
         Collected this Period            0
         Non-cash Adjustments             0     NOTE:  Ending balance is
         Ending Balance             $     0            net of allowance for
                                                       Non-collectible accounts.

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $ 3,399,273  31-60 Days:  $ 1,044,224  Over 60 Days: $ 0

     If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $ 1,625,104  31-60 Days:  $ 578,483  Over 60 Days: $ 100,756

     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies. See attached schedule.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _X__ No ___. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. All taxes are reported and remitted to the appropriate taxing authorities by our outside payroll service, Ceredian Pay America. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes. Ceredian payroll tax reports attached.

 10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ___ No ___. If no, explain: N/A


11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly
         and are all current?  Yes _X__   No ___ Explain: _____________________

12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto & Truck ____N/A__________      Liability ___________N/A__________
         Fire  ______________N/A__________   Workers Comp. _____6/30/02________

13.      ACTIONS OF DEBTOR.  During the last month, did the debtor:

         (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ___ No __X__
         Explain:______________________________________________________________
         ___________________________________________________.
         (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor? Yes _X__ No ___
         Explain: _____________________________________________________________
         ___________________________________________________.

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes ____  No _X____  Explain: ________________________________________________

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary.)


--------------------------------------------------------------------------------------------------------------------------
            Creditor              Freq. Of Payments per          Amount          Next           Post Petition
                                  Contract (mo, qtr)             of Each         Payment        Pmts. Not made
                                                                 Payment         Due            No.      Amt.
--------------------------------------------------------------------------------------------------------------------------
            None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------



16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
(Attach additional sheets, if necessary.)


            ------------------------------------------------------------------------------------------

            Professional                       Service                   Amount
            ------------------------------------------------------------------------------------------
            None
            ------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------


17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   -0-

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  August    ______,  2002                      DEBTORS-IN-POSSESSION



Name/Title: Ulysses Auger                   By:  Ardent Communications, Inc.
Address:    6861 Elm Street                      and subsidiaries
            McLean, VA  22101                    Phone: 703-276-4200

Detail to Question 8 (Schedule AP)
----------------------------------

Post-Petition Accounts Payable over 30 Days (at 5/31/02):



                                            31-60       Over 60
         American Express                                3,659         Disputed charges
         Balmar                                          1,269         Past due balance has been paid
         Hughes Network                                 77,781         Past due balance has been paid
         SNET                                            4,200         Past due balance has been paid
         Sphera Corp                         1,650       1,650         Past due balance has been paid
         XO Communications                               2,459         Disputed charges
         Friedman, Billings and Ramsey      77,784                     Past due balance has been paid
         Arnold & Porter                   134,230                     Past due balance has been paid
         Swidler Berlin Shereff Friedman   364,819                     Past due balance has been paid
         Various, under $1,000                           9,738

         TOTAL                             578,483     100,756

